                                                                    EXHIBIT 4(A)

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                             MCDONALD'S CORPORATION

                                      AND

                           FIRST UNION NATIONAL BANK
                                    TRUSTEE


                               ----------------

                                   INDENTURE

                               ----------------

                     DATED AS OF ________ ___        , 1996


                             SENIOR DEBT SECURITIES

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

                                REFERENCE SHEET*

  Reference is made to the following provisions of the Trust Indenture Act of 1939, as amended, which establish certain duties and responsibilities of the Company and the Trustee which may not be set forth in this Indenture:

 SECTION             SUBJECT
 ------- -------------------------------
 310(b)  Disqualification of the Trustee
          for conflicting interest
 311     Preferential collection of
          claims of the Trustee as
          creditor of the Company
 312(a)  Periodic filing of information
          by the Company with the
          Trustee
 312(b)  Access of Holders to
          information
 313(a)  Annual report of the Trustee to
          Holders
 313(b)  Additional reports of the
          Trustee to Holders
 313(d)  Filing of reports with stock
          exchanges and Commission
 314(a)  Reports by the Company,
          including annual compliance
          certificate
 314(c)  Evidence of compliance with
          conditions precedent
 315(a)  Duties of the Trustee prior to
          default

 SECTION                                  SUBJECT
 ------- ------------------------------------------------------------------------
 315(b)  Notice of default from the Trustee to Holders
 315(c)  Duties of the Trustee in case of default
 315(d)  Provisions relating to responsibility of the Trustee
 315(e)  Assessment of costs against litigating Holders in certain circumstances
 316(a)  Directions and waivers by Holders in certain circumstances
 316(b)  Prohibition of impairment of right of Holders to payment
 316(c)  Right of the Company to set record date for certain purposes
 317(a)  Special powers of the Trustee
 317(b)  Duties of paying agents
 318(a)  Provisions of Trust Indenture Act of 1939 to control in case of conflict

--------
*  This reference sheet is not part of the Indenture.

                               TABLE OF CONTENTS*

                                  ARTICLE ONE

                                  DEFINITIONS

 SECTION                                   PAGE
 -------                                   ----
 Section  1.01. Definitions.............     1
                Authenticating Agent....     1
                Board of Directors......     1
                Company.................     1
                Company Request.........     1
                Debt Security...........     2
                Designated Officers.....     2
                Dollars.................     2
                Event of Default........     2
                Holder..................     2
                Indenture...............     2
                Interest................     2
                Officers' Certificate...     2
                Opinion of Counsel......     2
                Original Issue Discount
                Security................     2
                Outstanding.............     2
                Person..................     3
                Place of Payment........     3
                Principal Office of the
                Trustee.................     3
                Principal Property......     3
                Responsible Officer.....     3
                Restricted Subsidiary...     3
                Subsidiary..............     3
                Trustee.................     3
                Trust Indenture Act of
                1939....................     4
                U.S. Government
                Obligations.............     4
                Yield to Maturity.......     4

                                  ARTICLE TWO

                            DESCRIPTION, EXECUTION,
                  REGISTRATION AND EXCHANGE OF DEBT SECURITIES

 Section  2.01. Forms...................     4
 Section  2.02. Amount Unlimited;
                Issuable in Series......     5
 Section  2.03. Authentication..........     6
 Section  2.04. Date and Denomination of
                Debt Securities.........     7
 Section  2.05. Execution of Debt
                Securities..............     7
 Section  2.06. Exchange and
                Registration of Transfer
                of Debt Securities......     8
 Section  2.07. Mutilated, Destroyed,
                Lost or Stolen Debt
                Securities..............     9
 Section  2.08. Temporary Debt
                Securities..............     9
 Section  2.09. Cancellation of Debt
                Securities Paid ........    10
 Section  2.10. Computation of Interest.    10

--------
*This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                 ARTICLE THREE

                  REDEMPTION OF DEBT SECURITIES; SINKING FUNDS

 SECTION                                                                    PAGE
 -------                                                                    ----
 Section  3.01. Applicability of Article.................................    10
 Section  3.02. Notice of Redemption; Selection of Debt Securities.......    10
 Section  3.03. Payment of Debt Securities Called for Redemption.........    11
 Section  3.04. Satisfaction of Mandatory Sinking Fund Payments with Debt
                Securities...............................................    11
 Section  3.05. Redemption of Debt Securities for Sinking Fund...........    12

                                  ARTICLE FOUR

                      PARTICULAR COVENANTS OF THE COMPANY

 Section  4.01. Payment of Principal, Premium and Interest...............    13
 Section  4.02. Offices for Notices and Payments ........................    13
 Section  4.03. Appointments to Fill Vacancies in Trustee's Office.......    13
 Section  4.04. Provisions as to Paying Agent............................    14
 Section  4.05. Statement as to Compliance...............................    14
 Section  4.06. Limitation on Liens......................................    14

                                  ARTICLE FIVE

                                  HOLDER LISTS
                           AND REPORTS BY THE TRUSTEE

 Section  5.01. Holder Lists.............................................    16
 Section  5.02. Delivery of Reports by the Trustee.......................    16

                                  ARTICLE SIX

                          REMEDIES OF THE TRUSTEE AND
                          HOLDERS ON EVENT OF DEFAULT

 Section  6.01. Events of Default........................................    16
 Section  6.02. Payment of Debt Securities on Default; Suit Therefor.....    18
 Section  6.03. Application of Moneys Collected by Trustee...............    19
 Section  6.04. Proceedings by Holders of Debt Securities................    20
 Section  6.05. Proceedings by Trustee...................................    20
 Section  6.06. Remedies Cumulative and Continuing.......................    20
 Section  6.07. Direction of Proceedings and Waiver of Defaults by
                Holders of Debt Securities...............................    21

                                 ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

 SECTION                                                                    PAGE
 -------                                                                    ----
 Section  7.01. Reliance on Documents and Opinions........................   21
 Section  7.02. Responsibility for Recitals...............................   22
 Section  7.03. Ownership of Debt Securities..............................   22
 Section  7.04. Moneys to be Held in Trust................................   22
 Section  7.05. Compensation and Expenses of Trustee......................   22
 Section  7.06. Officers' Certificate as Evidence.........................   22
 Section  7.07. Eligibility of Trustee....................................   23
 Section  7.08. Resignation or Removal of Trustee.........................   23
 Section  7.09. Acceptance by Successor Trustee...........................   24
 Section  7.10. Succession by Merger......................................   25
 Section  7.11. Authenticating Agents.....................................   25

                                 ARTICLE EIGHT

                             CONCERNING THE HOLDERS

 Section  8.01. Action by Holders.........................................   26
 Section  8.02. Proof of Execution by Holders.............................   26
 Section  8.03. Who Are Deemed Absolute Owners............................   26
 Section  8.04. Company-Owned Debt Securities Disregarded.................   26
 Section  8.05. Revocation of Consents; Future Holders Bound..............   26

                                  ARTICLE NINE

                               HOLDERS' MEETINGS

 Section  9.01. Purposes of Meetings......................................   27
 Section  9.02. Call of Meetings by Trustee...............................   27
 Section  9.03. Call of Meetings by the Company or Holders................   27
 Section  9.04. Qualifications for Voting.................................   27
 Section  9.05. Regulations...............................................   28
 Section  9.06. Voting....................................................   28
 Section  9.07. No Delay of Rights by Meeting.............................   28

                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

 SECTION                                                                   PAGE
 -------                                                                   ----
 Section 10.01. Supplemental Indentures without Consent of Holders.......   29
 Section 10.02. Supplemental Indentures with Consent of Holders..........   29
 Section 10.03. Compliance with Trust Indenture Act; Effect of
                Supplemental Indentures..................................   30
 Section 10.04. Notation on Debt Securities..............................   30
 Section 10.05. Evidence of Compliance of Supplemental Indenture to be
                Furnished Trustee........................................   30

                                 ARTICLE ELEVEN

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

 Section 11.01. Company May Not Consolidate Except Under Certain
                 Conditions..............................................   31
 Section 11.02. Successor Corporation to be Substituted..................   31
 Section 11.03. Documents to be Given Trustee............................   31

                                 ARTICLE TWELVE

         SATISFACTION AND DISCHARGE OF INDENTURE OR CERTAIN OBLIGATIONS

 Section 12.01. Discharge of Indenture...................................   31
 Section 12.02. Discharge of Obligations.................................   32
 Section 12.03. Deposited Moneys to be Held in Trust by Trustee..........   33
 Section 12.04. Paying Agent to Repay Moneys Held........................   33
 Section 12.05. Return of Unclaimed Moneys...............................   33

                                ARTICLE THIRTEEN

                           IMMUNITY OF INCORPORATORS,
                      STOCKHOLDERS, OFFICERS AND DIRECTORS

 Section 13.01. Indenture and Debt Securities Solely Corporate
                 Obligations.............................................   33

                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

 Section 14.01. Provisions Binding on Company's Successors...............   34
 Section 14.02. Official Acts by Successor Corporation...................   34
 Section 14.03. Addresses for Notices....................................   34
 Section 14.04. Governing Law............................................   34
 Section 14.05. Legal Holidays...........................................   34
 Section 14.06. Table of Contents and Headings...........................   34
 Section 14.07. Execution in Counterparts................................   34
 Section 14.08. Separability.............................................   34
 Section 14.09. Benefits.................................................   34
 EXHIBIT A      Form of Note

  This Indenture, dated as of             , 1996 between McDonald's
Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and First Union National Bank, a national banking association (the "Trustee").

                                  WITNESSETH:

  Whereas, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured bonds, debentures, notes and other evidences of indebtedness to be issued in one or more series as in this Indenture provided;

  Whereas, all acts and things necessary to make this Indenture, when duly executed and delivered by the parties hereto, a valid agreement of the Company according to its terms, have been done and performed, and the execution and delivery by the Company of this Indenture have in all respects been duly authorized;

  Now, therefore:

  In order to declare the terms and conditions upon which the Debt Securities are authenticated, issued and received, and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or of series thereof, as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

  SECTION 1.01. DEFINITIONS. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The words "herein", "hereof", and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

  "Authenticating Agent" means any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 7.11.

  "Board of Directors" means the Board of Directors of the Company, or any duly authorized committee of that Board including, without limitation, the Executive Committee of the Board of Directors.

  "Company" means McDonald's Corporation, a Delaware corporation, until any successor corporation shall have become such pursuant to the provisions of Article Eleven, and thereafter "Company" shall mean such successor, except as otherwise provided in Article Eleven.

  "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board, Vice Chairman of the Board, President or any Vice President, and by its Chief Financial Officer, Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary, or an Assistant Secretary, and delivered to the Trustee.

  "Debt Security" or "Debt Securities" means any debt security or debt securities of the Company, as the case may be, issued, authenticated and delivered under this Indenture.

  "Designated Officers" means such officers of the Company as are authorized pursuant to a resolution of the Board of Directors to issue Debt Securities, to the extent authorized by such resolution and applicable law.

  "Dollars" and "$" mean the lawful currency of the United States of America.

  "Event of Default" has the meaning specified in Section 6.01.

  "Holder", or other similar terms, means any person in whose name at the time a particular Debt Security is registered on the books of the Company kept for that purpose in accordance with the terms hereof.

  "Indenture" means this instrument as originally executed or as it may be amended or supplemented from time to time as herein provided, and shall include the form and terms of particular series of Debt Securities established as contemplated hereunder.

  "interest" when used with respect to a non-interest bearing Debt Security, means interest payable after the principal thereof has become due and payable whether at maturity, by declaration of acceleration, by call for redemption, pursuant to a sinking fund, or otherwise.

  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President and by the Chief Financial Officer, Controller, an Assistant Controller, Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company. Each such certificate shall comply with Section 314(c) of the Trust Indenture Act of 1939, to the extent applicable.

  "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company or the Trustee, or may be other counsel satisfactory to the Trustee. Each such opinion shall comply with
Section 314(c) of the Trust Indenture Act of 1939, to the extent applicable.

  "Original Issue Discount Security" means any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

  "Outstanding", when used with reference to Debt Securities, shall, except as otherwise required by the Trust Indenture Act of 1939 and subject to the provisions of Section 8.04, mean, as of any particular time, all Debt Securities authenticated and delivered by the Trustee or any duly appointed Authenticating Agent under this Indenture, except

    (a) Debt Securities theretofore cancelled by the Trustee, Authenticating Agent or paying agent or delivered to the Trustee for cancellation;

    (b) Debt Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company for the Holders of such Debt Securities (if the Company shall act as its own paying agent), provided that if such Debt Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been mailed as in Article Three provided, or provision satisfactory to the Trustee shall have been made for mailing such notice; and

    (c) Debt Securities in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.07, unless proof satisfactory to the Company is presented that any such Debt Securities are held by persons in whose hands any of such Debt Securities is a valid, binding and legal obligation of the Company.

In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

  In determining whether the Holders of the requisite principal amount of all series of Outstanding Debt Securities denominated in a currency other than U.S. Dollars have given any request, demand, authorization, direction, notice, consent or waiver hereunder, and for the purpose of Sections 4.06 and 9.05 herein, the principal amount of such Outstanding Debt Securities shall be deemed to be that amount of U.S. Dollars that could be obtained for such principal amount on the basis of the spot rate of exchange for purchasing U.S. Dollars with such currency as of the date of determination.

  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

  "Place of Payment" means a city or any political subdivision thereof designated as such pursuant to Sections 2.02 and 4.02.

  "Principal Office of the Trustee", or other similar term, means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 123 South Broad Street, Philadelphia, Pennslyvania 19109, Attention: Corporate Trust Administration.

  "Principal Property" means all real property owned by the Company or any Restricted Subsidiary which is located within the continental United States of America and, in the opinion of the Board of Directors, is of material importance to the total business conducted by the Company and its consolidated affiliates as an entity.

  "Responsible Officer" when used with respect to the Trustee means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the president, any executive vice president, any senior vice president, any vice president, any assistant vice president, the cashier, any assistant cashier, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer, any trust officer, any assistant trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

  "Restricted Subsidiary" means any Subsidiary (i) substantially all the property of which is located within the continental United States of America,
(ii) which owns Principal Property and (iii) in which the Company's investment, direct or indirect and whether in the form of equity, debt, advances or otherwise, is in excess of U.S. $1,000,000,000 as shown on the books of the Company as of the end of the fiscal year immediately preceding the date of determination; provided, however, that "Restricted Subsidiary" shall not include any Subsidiary primarily engaged in financing activities, primarily engaged in the leasing of real property to persons other than the Company and its Subsidiaries, or which is characterized by the Company as a temporary investment.

  "Subsidiary" means any corporation or other Person of which the Company, or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly owns voting securities or other similar equity interests entitling the owners thereof to elect a majority of the directors or individuals holding similar positions in other Persons, either at all times or so long as there is no default or contingency which permits the owners of any other class or classes of securities or other interests to vote for the election of one or more directors or individuals holding similar positions in other Persons, but shall not include any corporation or other Person with respect to which the Company or any other Subsidiary has become entitled to elect a majority of the directors or individuals holding similar positions in other Persons solely due to a default or other contingency which is temporary in character and has had a continuous existence of less than one year.

  "Trustee" means First Union National Bank and, subject to the provisions of Article Seven hereof, shall also include its successors and assigns as Trustee hereunder. If pursuant to the provisions of this Indenture there shall be at any time more than one Trustee hereunder, the term "Trustee" as used with respect to Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

  "Trust Indenture Act of 1939" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Section 10.03.

  "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clause (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

  "Yield to Maturity" means the yield to maturity, calculated at the time of issuance of Debt Securities or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.

                                  ARTICLE TWO

                            DESCRIPTION, EXECUTION,
                  REGISTRATION AND EXCHANGE OF DEBT SECURITIES

  SECTION 2.01. FORMS. (a) The Debt Securities of each series shall be in substantially the form of Exhibit A to this Indenture or in substantially such other form as shall be established by or pursuant to a resolution of the Board of Directors of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such legends or endorsements placed thereon as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Debt Securities of such series may be listed, or to conform to usage.

  The Trustee's Certificate of Authentication on all Debt Securities shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

  This is one of the Debt Securities of the series designated therein provided for in the within-mentioned Indenture.

                                          First Union National Bank,
                                           as Trustee


                                          By __________________________________
                                                 Authorized Representative

  An Authenticating Agent's certificate of authentication on all Debt Securities which may be authenticated by an Authenticating Agent shall be in substantially the following form:

              AUTHENTICATING AGENT'S CERTIFICATE OF AUTHENTICATION

  This is one of the Debt Securities of the series designated therein provided for in the within-mentioned Indenture.

                                          [Name of Authenticating Agent],
                                           as Authenticating Agent for the
                                           Trustee


                                          By __________________________________
                                                 Authorized Representative

  (b) The resolutions adopted by the Board of Directors, or the indenture supplemental hereto, establishing the form and terms of the Debt Securities of any series pursuant to Sections 2.01 and 2.02, respectively, of this Indenture, may provide for issuance of the Debt Securities in global form. If Debt Securities of a series are so authorized to be issued in global form, any such global Debt Security may provide that it shall represent the aggregate amount of Debt Securities from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Debt Securities represented thereby may from time to time be reduced. Any endorsement of a Debt Security in global form to reflect any decrease in the amount or changes in the rights of Holders of Debt Securities represented thereby shall be made in such manner and by such person or persons as shall be specified therein.

  SECTION 2.02. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

  The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a resolution or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series,

    (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

    (2) any limit upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 2.06, 2.07, 2.08, 3.03 or 10.04);

    (3) the date or dates on which the principal and premium, if any, of the Debt Securities of the series is payable;

    (4) the rate or rates, or the method of determination thereof, at which the Debt Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and, if other than as set forth in
  Section 2.04, the record dates for the determination of Holders to whom interest is payable;

    (5) if an Original Issue Discount Security, the Yield to Maturity;

    (6) the place or places (the "Place of Payment") where the principal of, and premium, if any, and any interest on Debt Securities of the series shall be payable;

    (7) the price or prices at which, the period or periods within which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

    (8) the obligation, if any, of the Company to redeem, purchase or repay Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

    (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;

    (10) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
  Section 6.01;

    (11) the non-application of, addition to, or change in, any of the Events of Default with respect to the Debt Securities of the series, and the remedies with respect thereto;

    (12) in the case of any series of non-interest bearing Debt Securities, the "stated intervals" for purposes of Section 312(a) of the Trust Indenture Act of 1939;

    (13) the currency or currencies in which payments on the Debt Securities are payable, which may include United States or any foreign currency and any unit of two or more currencies; and

    (14) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

  All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

  SECTION 2.03. AUTHENTICATION. The Debt Securities of each series shall be issuable in such form and in such denominations as shall be specified as contemplated by Section 2.02. In the absence of any such specification with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series executed by the Company to the Trustee for authentication. Except as otherwise provided in this Article Two, the Trustee shall thereupon authenticate, or cause the Authenticating Agent to authenticate, and deliver said Debt Securities to or upon Company Order. In authenticating, or causing to be authenticated, such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee and the Authenticating Agent shall be entitled to receive and (subject to the requirements of Section 315 of the Trust Indenture Act of 1939) shall be fully protected in relying upon:

    (1) a copy of any resolution or resolutions of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company;

    (2) an executed supplemental indenture, if any, relating thereto;

    (3) an Officers' Certificate prepared in accordance with the requirements of Section 314(c) of the Trust Indenture Act of 1939 and setting forth the terms of the Debt Securities as required pursuant to Sections 2.01 and 2.02, respectively;

    (4) an Opinion of Counsel for the Company prepared in accordance with the requirements of Section 314(c) of the Trust Indenture Act of 1939 which shall also state:

      (a) that the form of such Debt Securities has been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.01 in conformity with the provisions of this Indenture;

      (b) that the terms of such Debt Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.02 in conformity with the provisions of this Indenture;

      (c) that such Debt Securities, when authenticated and delivered by the Trustee or the Authenticating Agent and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

      (d) that all applicable laws and requirements in respect of the execution and delivery by the Company of the Debt Securities have been complied with and that authentication and delivery of the Debt Securities by the Trustee or the Authenticating Agent will not violate the terms of the Indenture; and

      (e) such other matters as the Trustee may reasonably request.

  The Trustee shall have the right to decline to authenticate and deliver, or to cause the Authenticating Agent to decline to authenticate and deliver, any Debt Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

  SECTION 2.04. DATE AND DENOMINATION OF DEBT SECURITIES. The Debt Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 2.02. In the absence of any such specification with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable in denominations of $1,000 and any multiple of $1,000. Debt Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee.

  The person in whose name any Debt Security of a particular series is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date for such series shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Debt Security upon any registration of transfer or exchange subsequent to the record date and prior to such interest payment date; provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names Outstanding Debt Securities of such series are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the Holders of such Debt Securities not less than 15 days preceding such subsequent record date, such record date to be not less than five days preceding the date of payment of such defaulted interest. Except as otherwise specified as contemplated by Section 2.02 for Debt Securities of a particular series, the term "record date" as used in this Section with respect to any regular interest payment date, shall mean the last day of the calendar month preceding such interest payment date if such interest payment date is the fifteenth day of the calendar month, and shall mean the fifteenth day of the calendar month preceding such interest payment date if such interest payment date is the first day of a calendar month, whether or not such day shall be a day on which banking institutions in The City of New York are authorized or required by law or executive order to close or remain closed.

  Interest on the Debt Securities may at the option of the Company be paid by check mailed to the persons entitled thereto at their respective addresses as such appear on the registry books of the Company or by wire transfer payable to an account specified by such persons.

  SECTION 2.05. EXECUTION OF DEBT SECURITIES. The Debt Securities shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board, its Vice Chairman of the Board, or President or a Vice President and by its Treasurer or its Secretary or an Assistant Treasurer or Assistant Secretary, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Debt Securities as shall bear thereon a certificate of authentication substantially in the form herein recited, executed by the Trustee or the Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Debt Security executed by the Company shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

  In case any officer of the Company who shall have signed any of the Debt Securities shall cease to be such officer before the Debt Securities so signed shall have been authenticated and delivered by the Trustee or the Authenticating Agent, or disposed of by the Company, such Debt Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debt Securities had not ceased to be such officer of the Company; and any Debt Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Debt Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

  SECTION 2.06. EXCHANGE AND REGISTRATION OF TRANSFER OF DEBT SECURITIES. Debt Securities of any series may be exchanged for a like aggregate principal amount and maturity of Debt Securities of the same series in other authorized denominations. Debt Securities to be exchanged shall be surrendered, at the option of the Holders thereof, at any of the offices or agencies as may be designated and maintained by the Company for such purpose in accordance with the provisions of Section 4.02, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Debt Security or Debt Securities which the Holder making the exchange shall be entitled to receive. Each person designated by the Company pursuant to the provisions of Section 4.02 as a person authorized to register and register transfer of the securities is sometimes herein referred to as a "Debt Security registrar".

  The Company shall keep, at each such office or agency, a register for each series of Debt Securities issued hereunder (the registers of all Debt Security registrars being herein sometimes collectively referred to as the "Debt Security register" or the "registry books of the Company") in which, subject to such reasonable regulations as it may prescribe, the Company shall register securities and shall register the transfer of Debt Securities as in this Article Two provided. The Debt Security register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Debt Security register shall be open for inspection by the Trustee and any security registrar other than the Trustee. Upon due presentment for registration of transfer of any Debt Security of any series at any designated office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Debt Security or Debt Securities of the same series for an equal aggregate principal amount. Registration or registration of transfer of any Debt Security by any Debt Security registrar in the registry books of the Company maintained by such Debt Security registrar, and delivery of such Debt Security, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Debt Security.

  The Company will at all times designate one person (who may be the Company and who need not be a Debt Security registrar) to act as repository of a master list of names and addresses of the Holders of the Debt Securities. The Company shall act as such repository unless and until some other person is, by written notice from the Company to the Trustee and each Debt Security registrar, designated by the Company to act as such. The Company shall cause each Debt Security registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such registrar, as may be necessary to enable such repository to maintain such master list on as current a basis as is practicable.

  No person shall at any time be designated as or act as a Debt Security registrar unless such person is at such time empowered under applicable law to act as such and duly registered to act as such under and to the extent required by applicable law and regulations.

  All Debt Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to the Company and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

  No service charge shall be made for any exchange or registration of transfer of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

  The Company shall not be required to exchange or register a transfer of (a) any Debt Securities of any series for the period of 15 days next preceding the selection of Debt Securities of that series to be redeemed and thereafter until the day of the mailing of a notice of redemption of Debt Securities of that series selected for redemption, or (b) any Debt Securities selected, called or being called for redemption in whole or in part except, in the case of any Debt Security to be redeemed in part, the portion thereof not so to be redeemed.

  SECTION 2.07. MUTILATED, DESTROYED, LOST OR STOLEN DEBT SECURITIES. In case any temporary or definitive Debt Security shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Debt Security shall, and in the case of a lost, stolen or destroyed Debt Security may in its discretion, execute and, upon the written request or authorization of any officer of the Company, the Trustee or the Authenticating Agent shall authenticate and deliver, a new Debt Security of the same series, bearing a number not contemporaneously outstanding in exchange and substitution for the mutilated Debt Security, or in lieu of and in substitution for the Debt Security so destroyed, lost or stolen. In every case the applicant for a substituted Debt Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Debt Security and of the ownership thereof.

  Upon the issuance of any substitute Debt Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debt Security which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debt Security, pay or authorize the payment of such Debt Security (without surrender thereof except in the case of a mutilated Debt Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Debt Security and the ownership thereof.

  Every substitute Debt Security issued pursuant to the provisions of this
Section 2.07 by virtue of the fact that any Debt Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company as herein provided, whether or not the destroyed, lost or stolen Debt Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of the same series duly issued hereunder. All Debt Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities and shall preclude (to the extent lawful) any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

  SECTION 2.08. TEMPORARY DEBT SECURITIES. Pending the preparation of definitive Debt Securities of any series the Company may execute and the Trustee or Authenticating Agent shall authenticate and deliver temporary Debt Securities (printed, lithographed or typewritten). Temporary Debt Securities shall be issuable in any authorized denomination and substantially in the form of the definitive Debt Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Debt Securities, all as may be determined by the Company. Every such temporary Debt Security shall be authenticated by the Trustee or the Authenticating Agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debt Securities in lieu of which they are issued.

Without unreasonable delay the Company will execute and deliver to the Trustee definitive Debt Securities of such series and thereupon any or all temporary Debt Securities of such series may be surrendered in exchange therefor, at the option of the Holders thereof, at any offices or agencies as may be designated and maintained by the Company for such purpose in accordance with the provisions of Section 4.02, and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange for such temporary Debt Securities an equal aggregate principal amount and maturity of definitive Debt Securities of the same series. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series.

  SECTION 2.09. CANCELLATION OF DEBT SECURITIES PAID. All Debt Securities surrendered for the purpose of payment, redemption, repayment, exchange or registration of transfer or for credit against any sinking fund shall, if surrendered to the Company, any Debt Security registrar, any Authenticating Agent, any paying agent or any other agent of the Company or of the Trustee, be delivered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee, shall be promptly cancelled by it, and no Debt Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee may dispose of cancelled Debt Securities in accordance with its standard procedures and deliver a certificate of such disposition to the Company or, at the written request of the Company, shall deliver cancelled Debt Securities to the Company. If the Company shall acquire any of the Debt Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt Securities unless and until the same are delivered to the Trustee for cancellation.

  SECTION 2.10. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 2.02 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                 ARTICLE THREE

                  REDEMPTION OF DEBT SECURITIES; SINKING FUNDS

  SECTION 3.01. APPLICABILITY OF ARTICLE. The provisions of this Article Three shall be applicable, as the case may be, (i) to the Debt Securities of any series which are redeemable before their maturity and (ii) to any sinking fund for the retirement of Debt Securities of any series, in either case except as otherwise specified as contemplated by Section 2.02 for Debt Securities of such series.

  The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment".

  SECTION 3.02. NOTICE OF REDEMPTION; SELECTION OF DEBT SECURITIES. In case the Company shall desire to exercise any right to redeem all, or, as the case may be, any part of, the Debt Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail or cause to be mailed a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the Holders of Debt Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the registry books of the Company and to the Trustee, except as the resolution adopted by the Board of Directors or the provisions of an indenture supplemental hereto to establish the terms of any series of Debt Securities may otherwise provide. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Debt Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security of such series.

  Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which the Debt Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debt Securities, that any interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Debt Securities of a series are to be redeemed the notice of redemption shall specify the number or numbers of the Debt Securities of that series to be redeemed. In case any Debt Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

  On or before the redemption date specified in the notice of redemption given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more paying agents (or if the Company is acting as its own paying agent will segregate and hold in trust as provided in Section 4.04) an amount of money sufficient to redeem on the redemption date all the Debt Securities or portions thereof so called for redemption, together with accrued interest thereon to the date fixed for redemption. If less than all the Debt Securities of a series are to be redeemed the Company will give the Trustee notice not less than 50 days prior to the redemption date as to the aggregate principal amount and maturity of Debt Securities of such series to be redeemed. The Trustee shall select in such manner as it shall deem appropriate and fair or cause to be selected by lot, the Debt Securities of that series or portions thereof to be redeemed and shall promptly notify the Company in writing of the Debt Securities to be redeemed. Debt Securities of a series may be redeemed in part only in multiples of the smallest authorized denomination of that series.

  SECTION 3.03. PAYMENT OF DEBT SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as provided in Section 3.02 or Section 3.05, the Debt Securities or portions of Debt Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with any interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Debt Securities or portions of such Debt Securities, together with any interest accrued to said date) any interest on the Debt Securities of such series or portions of Debt Securities of such series so called for redemption shall cease to accrue. On presentation and surrender of such Debt Securities at a place of payment in said notice specified, such Debt Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with any interest accrued thereon to the date fixed for redemption; provided, however, that any installment of interest becoming due on or prior to the date fixed for redemption shall be payable to Holders of such Debt Securities registered as such on the relevant record date according to their terms.

  Upon presentation of any Debt Security redeemed in part only, the Company shall execute a new Debt Security or Debt Securities and the Trustee or the Authenticating Agent shall authenticate and deliver to the Holder thereof, at the expense of the Company, such new Debt Security or Debt Securities of the same series, of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Debt Security so presented.

  SECTION 3.04. SATISFACTION OF MANDATORY SINKING FUND PAYMENTS WITH DEBT SECURITIES. In lieu of making all or any part of any mandatory sinking fund payment with respect to any Debt Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Debt Securities of that series theretofore purchased or otherwise acquired by the Company, or (b) receive credit for the principal amount of Debt Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities; provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

  SECTION 3.05. REDEMPTION OF DEBT SECURITIES FOR SINKING FUND. Not less than 50 days prior to each sinking fund payment date for any series of Debt Securities, the Company will deliver to the Trustee a certificate signed by a Vice President or the Treasurer or any Assistant Treasurer of the Company specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash (which cash may be deposited with the Trustee or with one or more paying agents, or if the Company is acting as its own paying agent segregated and held in trust as provided in Section 4.04) and the portion thereof, if any, which is to be satisfied by delivering and crediting Debt Securities of that series pursuant to Section 3.04 (which Debt Securities, if not theretofore delivered, will accompany such certificate, such certificate to set forth the basis for such credit and to state that such Debt Securities have not been previously so credited) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall also state that no Event of Default has occurred and is continuing with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate (or to deliver the Debt Securities specified in this paragraph), the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Debt Securities subject to a mandatory sinking fund payment without the option to deliver or credit Debt Securities as provided in Section 3.04 and without the right to make any optional sinking fund payment, if any, with respect to such series.

  Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash which shall equal or exceed $100,000 (or a lesser sum if the Company shall so request or determine) with respect to the Debt Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own paying agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the next sinking fund payment date following the date of such payment) to the redemption of such Debt Securities at the redemption price specified in such Debt Securities for operation of the sinking fund together with accrued interest, if any, to the date fixed for redemption. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own paying agent) to the redemption of Debt Securities shall be added to the next cash sinking fund payment received by the Trustee (or if the Company is acting as its own paying agent, segregated and held in trust as provided in Section 4.04) for such series and, together with such payment (or such amount so segregated), shall be applied in accordance with the provisions of this Section 3.05. Any and all sinking fund moneys with respect to the Debt Securities of any particular series held by the Trustee (or if the Company is acting as its own paying agent, segregated and held in trust as provided in
Section 4.04) on the last sinking fund payment date with respect to Debt Securities of such series and not held for the payment or redemption of particular Debt Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own paying agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Debt Securities of that series at maturity.

  The Trustee shall select or cause to be selected the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of Section 3.02 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 3.02 except that the notice of redemption shall also state that the Debt Securities are being redeemed by operation of the sinking fund. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Section 3.03.

  On or before each sinking fund payment date, the Company shall pay to the Trustee in cash (or if the Company is acting as its own paying agent will segregate and hold in trust as provided in Section 4.04) a sum equal to any interest accrued to the date fixed for redemption of Debt Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

  Neither the Trustee nor the Company shall redeem any Debt Securities of a series with sinking fund moneys or mail any notice of redemption of such Debt Securities by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on such Debt Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to such Debt Securities, except that if the notice of redemption of any such Debt Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee (or the Company if the Company is acting as its own paying agent) shall redeem such Debt Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of such Debt Securities; provided, however, that in case such default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for such Debt Securities on which such moneys may be applied pursuant to the provisions of this Section.

                                  ARTICLE FOUR

                      PARTICULAR COVENANTS OF THE COMPANY

  SECTION 4.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees for the benefit of each series of Debt Securities that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest, if any, on each of the Debt Securities of that series at the places, at the respective times and in the manner provided in such Debt Securities.

  SECTION 4.02. OFFICES FOR NOTICES AND PAYMENTS. As long as any of the Debt Securities of a series remain outstanding, the Company will designate and maintain, an office or agency in such Place of Payment where the Debt Securities of that series may be presented for payment, an office or agency where the Debt Securities of that series may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Debt Securities of that series or this Indenture may be served. In addition to such office or offices or agency or agencies, the Company may from time to time designate and maintain one or more additional offices or agencies, where the Debt Securities of that series may be presented for registration of transfer or for exchange, and the Company may from time to time rescind such designation, as it may deem desirable or expedient. The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain such office or agency, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee.

  The Company hereby initially designates the offices of the Trustee located at Corporate Trust Operations NC 1153, Main Building 11th Floor, 230 South Tryon Street, Charlotte, North Carolina 28288 and 40 Broad Street, 5th Floor - Suite 550, New York, New York 10004, as the offices or agencies of the Company, where the Debt Securities of each series may be presented for payment, for registration of transfer and for exchange as in this Indenture provided and where notices and demands to or upon the Company in respect of the Debt Securities of each series or this Indenture may be served. The Trustee is also designated as repository pursuant to Section 2.06 for the master list of the names and addresses of the Holders of the Debt Securities of each series.

  SECTION 4.03. APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.08, a successor trustee, so that there shall at all times be a Trustee with respect to each series of Debt Securities hereunder.

  SECTION 4.04. PROVISIONS AS TO PAYING AGENT. (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Debt Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04,

    (1) that it will hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest, if any, on the Debt Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Debt Securities of such series) in trust for the benefit of the Holders of the Debt Securities of such series or of the Trustee, as the case may be, until such sums shall be paid to the Holders or to the Trustee, and will notify the Trustee of the receipt of sums to be so held;

    (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debt Securities of such series) to make any payment of the principal of, premium, if any, or interest, if any, on the Debt Securities of such series when the same shall be due and payable; and

    (3) that at any time during the continuance of any failure by the Company (or by any other obligor on the Debt Securities of such series) specified in the preceding paragraph (2), such paying agent will, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by it.

  (b) If the Company shall act as its own paying agent with respect to the Debt Securities of any series, it will, on or before each due date of the principal of, premium, if any, or interest, if any, on the Debt Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of such Debt Securities a sum sufficient to pay such principal, premium, if any, or interest, if any, so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor on the Debt Securities of such series) to make any payment of the principal of, premium, if any, or interest, if any, on the Debt Securities of such series when the same shall become due and payable.

  (c) Anything in this Section 4.04 to the contrary notwithstanding the Company may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

  (d) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to Sections 12.03 and 12.04.

  (e) Whenever the Company shall have one or more paying agents with respect to the Debt Securities of any series, it will, prior to each due date of the principal of, premium, if any, or interest, if any, on the Debt Securities of such series, deposit with a designated paying agent a sum sufficient to pay the principal, premium, if any, and interest, if any, so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium, if any, or interest, if any, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

  SECTION 4.05. STATEMENT AS TO COMPLIANCE. The Company will deliver to the Trustee on or before January 1 in each year (beginning with the first January 1 which is not less than 60 days following the first date of issuance of any series of Debt Securities under this Indenture) a certificate complying with
Section 314(a)(4) of the Trust Indenture Act of 1939.

  SECTION 4.06. LIMITATION ON LIENS. (a) For the benefit of each series of Debt Securities issued hereunder (other than as otherwise specified pursuant to
Section 2.02 for any particular series ("Excluded Series")), the Company will not, nor will it permit any Restricted Subsidiary to, issue or assume any debt for money borrowed (hereinafter in this Article Four referred to as "Debt"), secured by a mortgage, security interest, pledge, lien or other encumbrance (mortgages, security interests, pledges, liens and other encumbrances being hereinafter called "mortgage" or "mortgages") upon any Principal Property of the Company or any Restricted Subsidiary or upon any shares of stock or indebtedness of any Restricted Subsidiary (whether such Principal Property, shares of stock or indebtedness are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance or assumption of any such Debt that all Outstanding series of Debt Securities issued hereunder (other than any Excluded Series) (together with, if the Company shall so determine, any other indebtedness of the Company or such Restricted Subsidiary ranking equally with such series of Debt Securities and then existing or thereafter created) shall be secured equally and ratably with such Debt; provided, however, that the foregoing restrictions shall not apply to Debt secured by:

    (i) mortgages on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

    (ii) mortgages on property existing at the time of acquisition of such property by the Company or a Restricted Subsidiary, or mortgages to secure the payment of all or any part of the purchase price of such property upon the acquisition of such property by the Company or a Restricted Subsidiary or to secure any Debt incurred prior to, at the time of, or within 180 days after, the acquisition of such property for the purpose of financing all or any part of the purchase price thereof, or mortgages to secure any Debt incurred for the purpose of financing the cost to the Company or a Restricted Subsidiary of improvements to such acquired property;

    (iii) mortgages securing Debt of a Restricted Subsidiary owing to the Company or to another Subsidiary;

    (iv) mortgages on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary;

    (v) mortgages on property of the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such mortgages; or

    (vi) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any mortgage referred to in the foregoing clauses (i) to (v), inclusively, provided, however, that the principal amount of Debt secured thereby shall not exceed by more than 15% the principal amount of Debt so secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the mortgage so extended, renewed or replaced (plus improvements on such property).

  (b) Notwithstanding the foregoing provisions of this Section 4.06, the Company and any one or more Restricted Subsidiaries may, without securing any Debt Securities, issue or assume Debt secured by mortgage which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other outstanding Debt of the Company and its Restricted Subsidiaries which (if originally issued or assumed at such time) would otherwise be subject to the foregoing restrictions, but not including Debt permitted to be secured under clauses (i) through (vi) above, does not at the time exceed 20% of the shareholders' equity of the Company and its consolidated subsidiaries, as determined in accordance with generally accepted accounting principles and shown on the audited consolidated balance sheet contained in the latest published annual report to the shareholders of the Company.

  (c) The transfer of a Principal Property to a Subsidiary or to any third party shall not be restricted.

                                  ARTICLE FIVE

                    HOLDER LISTS AND REPORTS BY THE TRUSTEE

  SECTION 5.01. HOLDER LISTS. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to the Debt Securities of each series, (i) semiannually, not more than 15 days after each July 1 and January 1 and (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Debt Securities of such series as of a date not more than 15 days prior to the time such information is furnished; provided, however, that if and so long as the Trustee shall be designated by the Company to act as repository in accordance with the provisions of Section 2.06, such list shall not be required to be furnished.

  SECTION 5.02. DELIVERY OF REPORTS BY THE TRUSTEE. The reports to be transmitted by the Trustee pursuant to the requirements of Section 313 of the Trust Indenture Act of 1939 shall be required to be transmitted on or before the first July 15 which is not less than sixty days following the first date of issuance of any series of Debt Securities under this Indenture, and on or before July 15 in every year thereafter, so long as any Debt Securities are outstanding hereunder, each such report to be dated as of the preceding May 15.

                                  ARTICLE SIX

            REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

  SECTION 6.01. EVENTS OF DEFAULT. "Event of Default" whenever used herein with respect to Debt Securities of any series means any one of the following events and such other events as may be established with respect to the Debt Securities of such series as contemplated by Section 2.02 hereof, continued for the period of time, if any, and after the giving of notice, if any, designated in this Indenture or as may be established with respect to such Debt Securities as contemplated by Section 2.02 hereof, as the case may be, unless it is either inapplicable or is specifically deleted or modified in the applicable resolution of the Board of Directors or in the supplemental indenture under which such series of Debt Securities is issued, as the case may be, as contemplated by Section 2.02:

    (a) default in the payment of any installment of interest upon any Debt Security of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

    (b) default in the payment of the principal of, or premium, if any, on any Debt Security of such series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration, repayment or otherwise; or

    (c) default in the making or satisfaction of any sinking fund payment as and when the same shall become due and payable by the terms of the Debt Securities of such series; or

    (d) failure on the part of the Company, duly to observe or perform any other of the covenants or agreements on the part of the Company in respect of the Debt Securities of such series contained in this Indenture (other than a covenant or agreement in respect of the Debt Securities of such series in default in whose observance or performance is elsewhere in this Section specifically dealt with) continued for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given by registered mail to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least twenty-five percent in aggregate principal amount of the Debt Securities of all series at the time Outstanding; provided that such a default or breach shall not be an Event of Default if it cannot with due diligence be cured within such 60-day period due to causes beyond the control of the Company, unless the Company shall fail to proceed promptly to cure the same and thereafter prosecute the curing of such default or breach with diligence and continuity. (In the event that such default or breach cannot be cured within such 60-day period, before the expiration of such 60-day period the Company shall furnish an Officers' Certificate, upon which the Trustee may conclusively rely notwithstanding such default or breach, to the effect that such default or breach cannot with due diligence be cured within such 60-day period due to causes beyond the control of the Company and that the Company has not failed to proceed promptly to cure the same. Thereafter, from time to time at the request of the Trustee, the Company shall furnish an Officers' Certificate to the effect that the Company is prosecuting the curing of such default or breach with diligence and continuity.); or

    (e) failure in the performance or observance of Section 4.06 hereof and continuance of such failure for a period of 120 days after receipt by the Company of a written notice given by the Trustee or receipt by the Company and the Trustee of a written notice given by the Holders of at least 25% in aggregate principal amount of the Debt Securities of all series at the time Outstanding, which written notice shall specify such failure and require it to be remedied; or

    (f) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company, under the Federal Bankruptcy Code or any other similar applicable Federal or State law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of the Company, or of all or substantially all of the property of the Company, or for winding up or liquidation of the affairs of the Company shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or

    (g) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee (or other similar official), in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

    (h) any other Event of Default provided in the applicable resolution of the Board of Directors or in the supplemental indenture under which such series of Debt Securities is issued, as the case may be, as contemplated by
  Section 2.02.

  If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then and in each and every such case, unless the principal of all of the Debt Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount of the Outstanding Debt Securities of such series or, in the case of an Event of Default specified in clauses (d), (e), (f), or (g) of this Section 6.01, of all series (voting as a class) with respect to which such Event of Default has occurred and is continuing, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Debt Securities of that series (or, in the case of an Event of Default specified in clauses (d), (e), (f), or (g) of this Section 6.01, of all of the Debt Securities of all series with respect to which such Event of Default has occurred and is continuing) and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debt Securities of such series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal amount (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of the Debt Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all of the Debt Securities of such series and the principal of, and premium, if any, on any and all Debt Securities of such series which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the same rate as the rate of interest specified in the Debt Securities of such series, to the date of such payment or deposit) and all amounts payable to the Trustee pursuant to the provisions of Section 7.05 and any and all defaults under this Indenture with respect to such series of Debt Securities, other than the nonpayment of principal of and accrued interest on Debt Securities of such series which shall have become due solely by acceleration, shall have been remedied or cured or waived or provision shall have been made therefor to the satisfaction of the Trustee, then and in every such case the Holders of a majority in aggregate principal amount of the Debt Securities of such series then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to such series and rescind and annul such declaration and its consequences; but no such waiver or recission or annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee and the Holders shall continue as though no such proceedings had been taken.

  SECTION 6.02. PAYMENT OF DEBT SECURITIES ON DEFAULT; SUIT THEREFOR. The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any Debt Security of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in payment of the principal of, or premium, if any, on any Debt Security of any series as and when the same shall become due and payable, whether at maturity of the Debt Securities of that series or upon redemption or by declaration, repayment or otherwise or (c) in case of default in the making or satisfaction of any sinking fund payment when the same becomes due by the terms of the Debt Securities of any series--then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holder of any such Debt Security (or Holders of any series of Debt Securities in the case of clause (c) above) the whole amount that then shall have become due and payable on any such Debt Security (or securities of any such series in the case of clause (c) above) for principal, premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest, if any, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Debt Security of that series (or Debt Securities of any such series in the case of clause (c) above); and, in addition thereto, such further amount as shall be sufficient to cover costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of Section 7.05.

  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company, or any other obligor upon such Debt Securities, and collect in the manner provided by law out of the property of the Company or any other obligor on such Debt Securities, wherever situated the moneys adjudged or decreed to be payable.

  In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debt Securities of any series, under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or in case a receiver or trustee (or other similar official) shall have been appointed for the property of the Company, or such other obligor upon such Debt Securities, or in the case of any other similar judicial proceedings relative to the Company, or other obligor on the Debt Securities of any series, or to the creditors or property of the Company or such other obligor upon such Debt Securities, the Trustee, irrespective of whether the principal of the Debt Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (or, if the Debt Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 6.01), premium, if any, and interest, if any, owing and unpaid in respect of the Debt Securities of any series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of Debt Securities of any series allowed in such judicial proceedings relative to the Company, or any other obligor on the Debt Securities of any series, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of Section 7.05 and incurred by it up to the date of such distribution; and any receiver, assignee or trustee (or other similar official) in bankruptcy or reorganization is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee costs and expenses of collection and any further amounts payable to the Trustee pursuant to the provisions of Section 7.05 and incurred by it up to the date of such distribution.

  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of Debt Securities any plan of reorganization, arrangement, adjustment or composition affecting any of the Debt Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect to the claim of any Holder of Debt Securities in any such proceeding.

  All rights of action and of asserting claims under this Indenture, or under the Debt Securities of any series, may be enforced by the Trustee without the possession of any of the Debt Securities of such series or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Debt Securities in respect of which such action was taken. In any proceedings brought by the Trustee (and also any proceedings in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Debt Securities to which such proceedings relate, and it shall not be necessary to make any Holders of such Debt Securities parties to any such proceedings.

  SECTION 6.03. APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Any moneys collected by the Trustee pursuant to this Article shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Debt Securities in respect of which moneys have been collected, and the notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

    First: To the payment of all amounts due the Trustee pursuant to the provisions of Section 7.05;

    Second: In case the principal of the Outstanding Debt Securities in respect of which such moneys have been collected shall not have become due (at maturity, upon redemption, by declaration, repayment or otherwise) and be unpaid, to the payment of interest, if any, on such Debt Securities, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Debt Securities, such payments to be made ratably to the persons entitled thereto;

    Third: In case the principal of the Outstanding Debt Securities in respect of which such moneys have been collected shall have become due (at maturity, upon redemption, by declaration, repayment or otherwise), to the payment of the whole amount then owing and unpaid upon such Debt Securities for principal, premium, if any, and interest, if any, with interest on the overdue principal, and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, if any, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Debt Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Debt Securities, then to the payment of such principal, premium, if any, and interest, if any, without preference or priority of principal, and premium, if any, over interest, if any, or of interest, if any, over principal, and premium, if any, or of any installment of interest, if any, over any other installment of interest, if any, or of any such Debt Security over any other such Debt Security, ratably to the aggregate of such principal, premium, if any, and accrued and unpaid interest, if any; and

    Fourth: To the payment of the remainder, if any, to the Company, to the extent such moneys were provided thereby, their respective successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

  SECTION 6.04. PROCEEDINGS BY HOLDERS OF DEBT SECURITIES. No Holder of any Debt Security of any series shall have any right by virtue of or by availing itself of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee (or other similar official), or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default with respect to Debt Securities of such series and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than twenty-five percent in aggregate principal amount of the Debt Securities of such series then Outstanding or, in the case of an Event of Default specified in clause (d), (e), (f) or (g) of
Section 6.01, of all series (voting as a class) with respect to which such Event of Default has occurred and is continuing, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security and indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and Holder of every Debt Security with every other taker and Holder and the Trustee, that no one or more Holders of Debt Securities of such series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Debt Securities of such series, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities of such series.

  SECTION 6.05. PROCEEDINGS BY TRUSTEE. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

  SECTION 6.06. REMEDIES CUMULATIVE AND CONTINUING. All powers and remedies given by this Article Six to the Trustee or to the Holders of Debt Securities of any series shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of such Debt Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any such Debt Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Holders of Debt Securities of any series may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Debt Securities of such series.

  SECTION 6.07. DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY HOLDERS OF DEBT SECURITIES. The Holders of a majority (voting as one class) in aggregate principal amount of the Debt Securities of each series affected at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debt Securities of such series; provided, however, that (subject to the requirements of Section 315 of the Trust Indenture Act of 1939) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by a Responsible Officer shall determine that the action or proceeding so directed could involve the Trustee in personal liability or expense materially in excess of any indemnity offered pursuant to Section 7.05 hereof. The Holders of a majority in aggregate principal amount of the Debt Securities of such series at the time Outstanding may on behalf of the Holders of all of the Debt Securities of such series waive any past default or Event of Default with respect to such series and its consequences except a default in the payment of interest, if any, on, or the principal of or premium, if any, on any Debt Security of such series, or in the payment of any sinking fund installment with respect to Debt Securities of such series. Upon any such waiver the Company, the Trustee and the Holders of the Debt Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.07, said default or Event of Default shall for all purposes of the Debt Securities of such series and this Indenture be deemed to have been cured and to be not continuing.
                                 ARTICLE SEVEN


                             CONCERNING THE TRUSTEE

  SECTION 7.01. RELIANCE ON DOCUMENTS AND OPINIONS. Subject to the requirements of Section 315 of the Trust Indenture Act of 1939:

    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

    (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered to be taken by it hereunder in good faith and in accordance with such Opinion of Counsel;

    (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

    (e) the Trustee shall not be liable for any action taken, omitted or suffered by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

    (f) the Trustee shall not be bound to make any inquiry or investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note, or other paper or document unless requested in writing to do so by the Holders of a majority in aggregate principal amount of the Debt Securities of any series affected then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs and expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security conferred upon it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; and the reasonable expense of such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

  SECTION 7.02. RESPONSIBILITY FOR RECITALS. The recitals contained herein and in the Debt Securities (except in the certificates of authentication of the Trustee and the Authenticating Agent) shall be taken as the statements of the Company, and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or the Debt Securities, provided that neither the Trustee nor the Authenticating Agent shall be relieved of its duty to authenticate Debt Securities only as authorized by this Indenture. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any of the Debt Securities or of the proceeds thereof.

  SECTION 7.03. OWNERSHIP OF DEBT SECURITIES. The Trustee or any Authenticating Agent and any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities with the same rights it would have if it were not Trustee, Authenticating Agent or such agent.

  SECTION 7.04. MONEYS TO BE HELD IN TRUST. Subject to the provisions of Sections 12.03 and 12.04 hereof, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon Company Order.

  SECTION 7.05. COMPENSATION AND EXPENSES OF TRUSTEE. The Company covenants and agrees to pay the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents or counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may be attributable to its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section
7.05 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify the Trustee shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Debt Securities.

  SECTION 7.06. OFFICERS' CERTIFICATE AS EVIDENCE. Subject to the requirements of Section 315 of the Trust Indenture Act of 1939, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, omitting or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, omitted or suffered by it under the provisions of this Indenture upon the faith thereof.

  SECTION 7.07. ELIGIBILITY OF TRUSTEE. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State, which (a) is authorized under such laws to exercise corporate trust powers, (b) is subject to supervision or examination by Federal or State authority, (c) shall have at all times a combined capital and surplus of not less than ten million dollars and (d) is eligible under the provisions of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law, or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 7.07, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.08.

  SECTION 7.08. RESIGNATION OR REMOVAL OF TRUSTEE. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to any one or more or all series of Debt Securities by giving written notice of resignation to the Company and by mailing notice thereof to the Holders of the applicable series of Debt Securities at their addresses as they shall appear on the registry books of the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed under authority of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Debt Security or Debt Securities of the applicable series for at least six months may, subject to the requirements of Section 315(e) of the Trust Indenture Act of 1939, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

  (b) In case at any time any of the following shall occur:

    (1) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.07 with respect to any series of Debt Securities and shall fail to resign after written request therefor by the Company or by any such Holder, or

    (2) the Trustee shall become incapable of acting with respect to any series of Debt Securities, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to such series and appoint a successor trustee with respect to such series by written instrument, in duplicate, executed under authority of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the requirements of Section 315(e) of the Trust Indenture Act of 1939, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee with respect to such series.

  (c) The Holders of 66 2/3% in aggregate principal amount of the Debt Securities of one or more series (each series voting as a class) or all series at the time Outstanding may at any time remove the Trustee with respect to the applicable series or all series, as the case may be, and appoint with respect to the applicable series or all series, as the case may be, a successor trustee by written notice of such action to the Company, the Trustee and the successor trustee which shall be deemed appointed as successor trustee with respect to the applicable series of Debt Securities or all series, as the case may be, unless within ten days after such nomination the Company objects thereto, in which case the Trustee so removed or any Holder of a Debt Security of the applicable series (in the case of any such objection to a nomination of a successor trustee with respect to such series) or any Holder (in the case of any such objection to a nomination of a successor trustee with respect to all series), upon the terms, and conditions and otherwise as in subsection (a) of this Section 7.08 provided, may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to such series of Debt Securities or all series, as the case may be.

  (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 7.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.09.

  SECTION 7.09. ACCEPTANCE BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 7.08 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to any or all applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company, or of the successor trustee, the trustee ceasing to act shall, upon payment (or due provision therefor) of any amounts then due it pursuant to the provisions of Section 7.05, execute and deliver an instrument transferring to such successor trustee all the rights and powers with respect to such series of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 7.05.

  In case of the appointment hereunder of a successor trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the predecessor trustee and each successor trustee with respect to the Debt Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Debt Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

  No successor trustee with respect to a series of Debt Securities shall accept appointment as provided in this Section 7.09 unless at the time of such acceptance such successor trustee shall, with respect to such series, be qualified under the requirements of the Trust Indenture Act of 1939 and eligible under the provisions of Section 7.07.

  Upon acceptance of appointment by a successor trustee with respect to any series as provided in Section 7.09, the Company shall mail notice of the succession of such trustee hereunder to the Holders of Debt Securities of such series at their addresses as they shall appear on the registry books of the Company. If the Company fails to mail such notice within ten days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

  SECTION 7.10. SUCCESSION BY MERGER. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder, provided such corporation shall be qualified under the requirements of the Trust Indenture Act of 1939 and eligible under the provisions of Section 7.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

  In case at the time such successor to the Trustee shall succeed to the trust created by this Indenture with respect to one or more series of Debt Securities, any of such Debt Securities shall have been authenticated but not delivered, any such successor to the Trustee by merger, conversion or consolidation may adopt the certificate of authentication of any predecessor trustee, and deliver such Debt Security so authenticated; and in case at that time any of such Debt Securities shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities either in the name of such successor to the Trustee or, if such successor to the Trustee is a successor by merger, conversion or consolidation, the name of any predecessor hereunder; and in all such cases such certificate shall have the full force which it is anywhere in such Debt Securities or in this Indenture provided that the certificate of the Trustee shall have.

  SECTION 7.11. AUTHENTICATING AGENTS. There may be one or more Authenticating Agents appointed by the Trustee, with the consent of the Company, having power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of Debt Securities of one or more series issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver such Debt Securities. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State thereof authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 7.11 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

  Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 7.11, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

  Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 7.11, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent eligible under this Section 7.11, and shall give written notice of such appointment to the Company and to the Holders of Debt Securities at their addresses as they shall appear on the registry books of the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

  The Trustee agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 7.05.

Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

                                 ARTICLE EIGHT

                             CONCERNING THE HOLDERS

  SECTION 8.01. ACTION BY HOLDERS. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Debt Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced
(a) by any instrument or any number of instruments of similar tenor executed by such Holders in person or by agent or proxy appointed in writing, or (b) by the record of such Holders of Debt Securities voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Holders.

  SECTION 8.02. PROOF OF EXECUTION BY HOLDERS. Subject to the requirements of
Section 315 of the Trust Indenture Act of 1939 and Sections 7.01 and 9.05, proof of the execution of any instrument by a Holder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Debt Securities shall be proved by the registry books of the Company or by a certificate of the person designated by the Company to act as repository in accordance with the provisions of Section 2.06.

  The record of any Holders' meeting shall be proved in the manner provided in
Section 9.06.

  SECTION 8.03. WHO ARE DEEMED ABSOLUTE OWNERS. The Company, the Trustee and any agent of the Company or of the Trustee may deem the person in whose name a Debt Security shall be registered upon the books of the Company to be, and may treat him as, the absolute owner of such Debt Security (whether or not such Debt Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest, if any, on such Debt Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any Holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debt Security.

  SECTION 8.04. COMPANY-OWNED DEBT SECURITIES DISREGARDED. In determining whether the Holders of the requisite aggregate principal amount of Debt Securities have concurred in any demand, request, notice, direction, consent or waiver under this Indenture, Debt Securities which are owned by the Company or any other obligor on the Debt Securities with respect to which such determination is being made, or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debt Securities, with respect to which such determination is being made, shall be disregarded and deemed not to be Outstanding for the purposes of any such determination; provided, that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, request, notice, direction, consent or waiver only Debt Securities which the Trustee knows are so owned shall be so disregarded.

  SECTION 8.05. REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Debt Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Debt Security which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debt Security. Except as aforesaid any such action taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of such Debt Security, and any Debt Security issued upon the registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or any Debt Security issued in exchange or substitution therefor.

                                  ARTICLE NINE

                               HOLDERS' MEETINGS

  SECTION 9.01. PURPOSES OF MEETINGS. A meeting of Holders of Debt Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

    (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Six;

    (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Seven;

    (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

    (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Debt Securities of any or all series, as the case may be, under any other provision of this Indenture or under applicable law.

  SECTION 9.02. CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of Holders of Debt Securities of any or all series to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders of Debt Securities of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to Holders of Debt Securities of each series affected at their addresses as they shall appear on the registry books of the Company. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

  SECTION 9.03. CALL OF MEETINGS BY THE COMPANY OR HOLDERS. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least twenty-five percent in aggregate principal amount of the Debt Securities then Outstanding of any series that may be affected by the action proposed to be taken at the meeting, shall have requested the Trustee to call a meeting of the Holders of Debt Securities of all series that may be so affected, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders, in the amount specified above, may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

  SECTION 9.04. QUALIFICATIONS FOR VOTING. To be entitled to vote at any meeting of Holders a person shall (a) be a Holder of one or more Debt Securities with respect to which such meeting is being held or (b) be a person appointed by an instrument in writing as proxy by a Holder of one or more such Debt Securities. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

  SECTION 9.05. REGULATIONS. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Debt Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

  Subject to the provisions of Section 8.04, at any meeting each Holder of Debt Securities with respect to which such meeting is being held or proxy shall be entitled to one vote for each $1,000 principal amount (or in the case of Original Issue Discount Securities or Debt Securities of such series denominated in a currency other than Dollars or are denominated in units or composites of two or more currencies, such principal amount to be determined as of the record date as provided in the definition of "Outstanding.") of such Debt Securities held or represented by each Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of such Debt Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other such Holders. At any meeting of Holders, the presence of persons holding or representing Debt Securities in an aggregate principal amount sufficient to take action on any business for the transaction of which such meeting was called shall constitute a quorum.

  Any meeting of Holders of Debt Securities with respect to which a meeting was duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

  SECTION 9.06. VOTING. The vote upon any resolution submitted to any meeting of Holders of Debt Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders of Debt Securities or of their representatives by proxy and the principal amount and number or numbers of such Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the principal amount of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

  Any records so signed and verified shall be conclusive evidence of the matters therein stated.

  SECTION 9.07. NO DELAY OF RIGHTS BY MEETING. Nothing in this Article Nine shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of any or all such series under any of the provisions of this Indenture or of the Debt Securities.

                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

  SECTION 10.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. The Company when authorized by resolution of the Board of Directors and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

    (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company, as the case may be pursuant to Article Eleven hereof;

    (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of all or any series of Debt Securities (and if such covenants are to be for the benefit of less than all series of Debt Securities, stating that such covenants are expressly being included for the benefit of such series) as the Board of Directors of the Company shall consider to be for the protection of the Holders of such Debt Securities or as may be required by Section 4.03 or
  Section 11.02, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

    (c) to provide for the issuance under this Indenture of Debt Securities in bearer or coupon form (including securities registrable as to principal only) and to provide for exchangeability of such Debt Securities with the Debt Securities of the same series issued hereunder in fully registered form and to make all appropriate changes for such purpose;

    (d) to establish the form or terms of Debt Securities of any series as permitted by Sections 2.01 and 2.02;

    (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of any Debt Securities;

    (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Debt Securities of one or more series or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
  Section 7.09; and

    (g) to add appropriate provisions (including the appointment of a co-trustee) to evidence the securing of any series of Debt Securities pursuant to Section 4.06.

  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

  Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Debt Securities at the time Outstanding, notwithstanding any of the provisions of Section 10.02.

  SECTION 10.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent (evidenced as provided in Sections 8.01 and 8.02) of the Holders of not less than 66 2/3% in aggregate principal amount of the Debt Securities of each series issued under the Indenture (each series voting as a class) affected by such supplemental indenture at the time Outstanding, the Company, when authorized by a resolution of the Board of Directors and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Debt Securities of each such series; provided, however, that, without the consent of the Holders of all Debt Securities affected then Outstanding, no such supplemental indenture shall (i) extend the fixed maturity of any Debt Security, or reduce the rate or extend the time of payment of interest, if any, thereon, or reduce the principal amount or premium, if any, thereon, or make the principal thereof or premium, if any, or interest, if any, thereon payable in any coin or currency other than that provided in any Debt Security, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 6.01 or adversely affect the right of repayment, if any, at the option of the Holder or (ii) reduce the aforesaid percentage of Debt Securities of any series, the Holders of which are required to consent to any such supplemental indenture. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

  Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors authorizing the execution and delivery of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

  It shall not be necessary for the consent of the Holders under this Section
10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

  SECTION 10.03. COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES. Any supplemental indenture executed pursuant to the provisions of this Article Ten shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Indenture shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Debt Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

  SECTION 10.04. NOTATION ON DEBT SECURITIES. Debt Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Ten may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, and such Debt Securities may be authenticated by the Trustee and delivered in exchange for the Debt Securities of such series then outstanding.

  SECTION 10.05. EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE. The Trustee, subject to the requirements of Section 315 of the Trust Indenture Act of 1939 and Section 7.01, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Ten.

                                 ARTICLE ELEVEN

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

  SECTION 11.01. COMPANY MAY NOT CONSOLIDATE EXCEPT UNDER CERTAIN CONDITIONS. The Company covenants that it will not merge or consolidate with any other Person or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, unless (i) the Company shall be the continuing corporation, or the successor corporation or Person (if other than the Company) shall, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or Person, expressly assume the due and punctual payment of the principal of and, premium, if any, and interest, if any, on all the Debt Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, and (ii) the Company or such successor corporation or Person, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance, transfer or other disposition, be in default in the performance of any such covenant or condition. In the event of any such sale, conveyance (other than by way of lease), transfer or other disposition, the predecessor company may be dissolved, wound up and liquidated at any time thereafter.

  SECTION 11.02. SUCCESSOR CORPORATION TO BE SUBSTITUTED. In case of any such consolidation, merger, sale, conveyance (other than by way of lease), transfer or other disposition, and upon any such assumption by the successor corporation or Person, such successor corporation or Person shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company and the Company shall be relieved of any further obligation under this Indenture and under the Debt Securities. Such successor corporation or Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debt Securities which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation or Person, instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and shall deliver any Debt Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debt Securities, which such successor corporation or Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities had been issued at the date of the execution hereof.

  SECTION 11.03. DOCUMENTS TO BE GIVEN TRUSTEE. The Trustee, subject to the requirements of Section 315 of the Trust Indenture Act of 1939 and Section 7.01, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article Eleven.

                                 ARTICLE TWELVE

         SATISFACTION AND DISCHARGE OF INDENTURE OR CERTAIN OBLIGATIONS

  SECTION 12.01. DISCHARGE OF INDENTURE. When (a) the Company shall deliver to the Trustee for cancellation all Debt Securities of a series theretofore authenticated (other than any Debt Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07) and not theretofore cancelled; or (b) all Debt Securities of such series not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Debt Securities of such series (other than any Debt Securities of such series which shall have been mutilated, destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest, if any, due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, the amount of any money for the payment of the principal of and premium, if any, or interest, if any, on the Debt Securities of such series (1) theretofore deposited with the Trustee with respect to Debt Securities of such series and repaid by the Trustee to the Company in accordance with the provisions of Section 12.04 or (2) paid with respect to Debt Securities of such series to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect with respect to the Debt Securities of such series except as to (A) the rights of Holders of Debt Securities of such series to receive solely from funds deposited by the Company with the Trustee, in trust as described above in this Section 12.01, payment of the principal of, premium, if any, and the interest, if any, on such Debt Securities when such payments are due; (B) the Company's obligations with respect to such Debt Securities under Sections 2.06, 2.07, 4.02 and 12.03; and
(C) the rights, powers, duties and immunities of the Trustee hereunder, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and at the cost and expense of the Company, shall execute such instruments as may be requested by the Company acknowledging satisfaction of and discharging this Indenture with respect to such series of Debt Securities.

  SECTION 12.02. DISCHARGE OF OBLIGATIONS. At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to any series of Debt Securities on the ninety-first day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 4.06, 11.01 and 11.02 with respect to any series of Debt Securities and any other covenants provided in a resolution delivered to the Trustee pursuant to Section 2.02 hereof or an indenture supplemental hereto with respect to such series of Debt Securities at any time after the applicable conditions set forth below have been satisfied:

    (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debt Securities of such series (A) money in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one business day before the due date of any payment, money in an amount, or (C) a combination of (A) and (B), sufficient, in the opinion (with respect to (A) and (B)) of a nationally recognized firm of independent public accountants selected by the Company expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including mandatory sinking fund payments) of, premium, if any, and interest, if any, on, the Outstanding Debt Securities of such series on the dates such installments of principal, premium, if any, and interest, if any, are due (taking into account any redemption pursuant to optional sinking fund payments notice of which redemption is provided to the Trustee at the time of the deposit referred to in this paragraph (1));

    (2) if the Debt Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this paragraph would not cause such Debt Securities to be delisted;

    (3) no Event of Default with respect to the Debt Securities of such series under Sections 6.01(a), 6.01(b), 6.01(c), 6.01(e) or 6.01(g) of this
  Indenture shall have occurred and be continuing on the date of such deposit and the Company shall have furnished an Officer's Certificate to such effect;

    (4) the Company shall have delivered to the Trustee (a) an Opinion of Counsel or (b) a ruling from, or published by, the Internal Revenue Service, whichever of (a) or (b) the Company shall determine, to the effect that Holders of the Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 12.02 and will be subject to Federal income tax on the same amount and in the same manner and at the same time as would have been the case if such option had not been exercised.

  "Discharged" means, for purposes of this Section 12.02, that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Trustee, at the expense of the Company, shall execute such instruments as may be requested by the Company acknowledging the same), except (A) the rights of Holders of Debt Securities of such series to receive, solely from the trust fund described above, payment of the principal of, premium, if any, and the interest, if any, on such Debt Securities when such payments are due; (B) the Company's obligations with respect to such Debt Securities under Sections 2.06, 2.07, 4.02 and 12.03; and
(C) the rights, powers, duties and immunities of the Trustee hereunder.

  SECTION 12.03. DEPOSITED MONEYS TO BE HELD IN TRUST BY TRUSTEE. All moneys and U.S. Government Obligations deposited with the Trustee pursuant to the provisions of Section 12.01 or 12.02 and the principal and interest in respect of U.S. Government Obligations shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the Holders of the particular Debt Securities for payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest, if any.

  SECTION 12.04. PAYING AGENT TO REPAY MONEYS HELD. Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Debt Securities (other than the Trustee) shall, upon demand of the Company, be repaid to the Company (to the extent such money shall have been deposited by the Company) or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

  SECTION 12.05. RETURN OF UNCLAIMED MONEYS. Any moneys deposited with or paid to the Trustee or a paying agent by the Company for payment of the principal of, premium, if any, or interest, if any, on Debt Securities of any series and not applied but remaining unclaimed by the Holders of Debt Securities of that series for two years after the date upon which the principal of, premium, if any, or interest, if any, on such Debt Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand and thereupon all liability of the Trustee or such paying agent with respect to such money shall cease; and the Holder of any such Debt Securities shall thereafter look only to the Company for any payment which such Holder may be entitled to collect.

                                ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

  SECTION 13.01. INDENTURE AND DEBT SECURITIES SOLELY CORPORATE OBLIGATIONS. No recourse for the payment of the principal of, premium, if any, or interest, if any, on any Debt Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Debt Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debt Securities.

                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

  SECTION 14.01. PROVISIONS BINDING ON COMPANY'S SUCCESSORS. All the covenants, stipulations, promises and agreements by the Company in this Indenture contained shall bind their respective successors and assigns whether so expressed or not.

  SECTION 14.02. OFFICIAL ACTS BY SUCCESSOR CORPORATION. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

  SECTION 14.03. ADDRESSES FOR NOTICES. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Debt Securities on the Company may be given or served by being deposited postage prepaid by first class mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to, McDonald's Corporation, Attention: Treasurer, One McDonald's Plaza, Oak Brook, IL 60521, with a copy to the Controller. Any notice, direction, request or demand by any Holder of Debt Securities to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Principal Office of the Trustee.

  SECTION 14.04. GOVERNING LAW. THIS INDENTURE AND EACH DEBT SECURITY SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

  SECTION 14.05. LEGAL HOLIDAYS. In any case where the date of maturity of interest, if any, on or principal of, or premium, if any, on the Debt Securities or the date fixed for redemption or repayment of any Debt Security will be in the City of New York, New York, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or executive order to close or remain closed, then payment of such interest, if any, on or principal of or premium, if any, on the Debt Securities need not be made on such date but may be made on the next succeeding day not in such city, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or executive order to close or remain closed, with the same force and effect as if made on the date of maturity or a date fixed for redemption or repayment, and no interest shall accrue for the period from and after such date.

  SECTION 14.06. TABLE OF CONTENTS AND HEADINGS. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

  SECTION 14.07. EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

  SECTION 14.08. SEPARABILITY. In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

  SECTION 14.09. BENEFITS. Nothing in this Indenture or in the Debt Securities, expressed or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the Holders of the Debt Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

  In Witness Whereof, the parties hereto have caused this Indenture to be duly executed and their respective corporate seals to be hereunto affixed and
attested, all as of                    , 1996.

                                          MCDONALD'S CORPORATION


                                          By __________________________________
                                            Title:

[Corporate Seal]

Attest:


By __________________________________
  Title:

                                          FIRST UNION NATIONAL BANK


                                          By __________________________________
                                            Title:

[Corporate Seal]

Attest:


By __________________________________
  Title:

State of Illinois    ^^ss:
County of DuPage     ^^


  On this         day of      , 1996, before me personally came           , to
me personally known, who, being by me duly sworn, did depose and say that he is of McDonald's Corporation, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                          -------------------------------------
                                                      Notary Public

[NOTARIAL SEAL]

Commonwealth of Pennsylvania ^^ ss:
County of                    ^^


  On this       day of      , 1996, before me personally came           , to me
personally known, who, being by me duly sworn, did depose and say that he is of First Union National Bank, one of the entities described in and which executed the above instrument; that he knows the corporate seal of said national banking association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said national banking association, and that he signed his name thereto by like authority.

                                          -------------------------------------
                                                      Notary Public

[NOTARIAL SEAL]

                                                                       EXHIBIT A

                                 [FORM OF NOTE]

                             MCDONALD'S CORPORATION

                            [ADD APPLICABLE LEGENDS]

                                       NOTE DUE

NO..............                                   [SPECIFY AMOUNT AND CURRENCY]

  McDONALD'S CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Person in whose name this Note is registered or registered assigns, the principal sum of [SPECIFY AMOUNT AND
CURRENCY] on          and to pay interest thereon from           or from the
most recent interest payment date to which interest has been paid or duly
provided for, [semi-annually] on          [and           ], in each year, [at
the rate of    % per annum] or [a rate determined by (specify method)] until the principal hereof is paid or such payment is duly provided for. The interest so payable and punctually paid or duly provided for, on any interest payment date will, as provided in said Indenture, be paid to the Person in whose name this Note is registered at the close of business on the record date for such
interest, which shall be the          day, whether or not a business day, of
the calendar month next preceding an interest payment date. Payment of the principal of (and premium, if any, on) and interest on this Note will be made at the designated office or agency of the Company maintained for such purpose
in         , in [SPECIFY CURRENCY] or, at the option of the Company interest so payable may be paid by check to the order of said Holder mailed to his address appearing on the Debt Security register. Any interest not so punctually paid or duly provided for shall be payable as provided in the Indenture.

  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof (or by an Authenticating Agent, as provided in the Indenture) by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

  IN WITNESS WHEREOF, McDonald's Corporation has caused this Instrument to be signed in its corporate name by its Chairman of the Board or its President or one of its Vice Presidents manually or in facsimile and a facsimile of its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:                                    McDonald's Corporation


                                          By __________________________________

Attest:


-------------------------------------

                             CERTIFICATE OF AUTHENTICATION

  This is one of the Debt Securities of the series designated therein provided for in the within-mentioned Indenture.


                                          By __________________________________
                                                 Authorized Representative

                           [FORM OF REVERSE OF NOTE]

  This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (herein called "Debt Securities") of a series hereinafter specified, all issued and to be issued under an Indenture
dated as of        , 1996 (herein called the "Indenture"), between the Company and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Debt Securities and the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The Debt Securities may be issued in one or more series, which different series may be issued in various currencies, various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series of the Company designated as its
Notes due       (herein called the "Notes"), limited in aggregate principal amount to [SPECIFY AMOUNT AND CURRENCY.]

  [The Notes may be redeemed, at the option of the Company, as a whole or from
time to time in part, on any date on or after        and prior to maturity,
upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Notes to be redeemed,
as provided in the Indenture, at    % of the principal amount together with
accrued interest to the date fixed for redemption.]

  [In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

  If an Event of Default shall occur with respect to the Notes, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of each series of the Debt Securities at the time outstanding (as defined in the Indenture) to be affected (each series voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Debt Securities of all such series; provided, however, that no such supplemental indenture shall, among other things, (i) extend the fixed maturity of any Debt Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount or premium if any, thereon, or make the principal thereof, or premium, if any, or interest, if any, thereon payable in any coin or currency other than that hereinabove provided, without the consent of the Holder of each Debt Security so affected or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon acceleration of maturity thereof, or (ii) reduce the aforesaid percentage of Debt Securities the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Debt Security so affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or upon any Note issued upon the transfer hereof or in exchange therefor or in lieu hereof.

  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

  As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Debt Security register of the Company, upon surrender of this Note for transfer at the office or agency as may be
designated or maintained by the Company for such purpose in       , duly
endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

  The Notes are issuable in denominations of [SPECIFY AMOUNT AND CURRENCY] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.

  No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

  The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

  No recourse shall be had for the payment of the principal of or the interest or premium, if any, on this Note or for any claim based hereon or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

  All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                       3